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                                                                    Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of ACT Manufacturing, Inc. on Form S-8 of our report dated February 26, 1999, appearing in the Annual Report on Form 10-K of ACT Manufacturing, Inc. for the year ended December 31, 1998.



Boston, Massachusetts
July 29, 1999